UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2024

CHILEAN COBALT CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-268335	82-3590294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1199 Lancaster Ave, Suite 107

Berwyn, Pennsylvania 19312

(Address of principal executive offices)

(484) 580-8697

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On December 30, 2024, Chilean Cobalt Corp., a Nevada corporation (the “Company”) entered into five (5) stock purchase agreements with certain investors in respect of the purchase and sale of an aggregate amount of 724,420 shares of the Company’s Series B Convertible Preferred Stock for an aggregate cash consideration of $325,989. Such shares of Series B Convertible Preferred Stock were issued in accordance with the terms and conditions set forth in the Amended and Restated Series B Certificate (as defined in Item 3.03 below).

The issuance of shares of the Company’s Series B Convertible Preferred Stock as disclosed in this Item 3.02 were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

On December 26, 2024, the Board of Directors (the “Board”) of the Company approved the Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock (the “Series B Certificate”), which designates 2,600,000 shares of the Company’s preferred stock, par value $0.0001 per share, as Series B Convertible Preferred Stock on the terms and conditions as set forth in the Series B Certificate.

The Company filed the Series B Certificate with the Secretary of State of the State of Nevada on December 27, 2024. A copy of the Series B Certificate is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

On December 29, 2024, the Board of the Company approved the Certificate of Amendment to Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock (the “Amended and Restated Series B Certificate”), which amends and restates in the Series B Certificate in its entirety and, among other things, increases to 2,900,000 shares the designation of the Series B Convertible Preferred Stock.

The Company filed the Amended and Restated Series B Certificate with the Secretary of State of the State of Nevada on December 30, 2024. A copy of the Amended and Restated Series B Certificate is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock, dated as of December 23, 2024

3.2	Certificate of Amendment to Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock, dated as of December 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILEAN COBALT CORP

Dated: January 3, 2025	By:	/s/ Duncan T. Blount
	Name:	Duncan T. Blount
	Title:	Chief Executive Officer

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